THIS AGREEMENT made this 10 day of November, A.D. 1994.

BETWEEN:

                     EDGEWELL LIMITED and TALGARTH LIMITED,

                                                               OF THE FIRST PART

                                     - and -

              MIKE J. DUFF, CASEY J. O'BYRNE, LIONEL A. SINGLETON,
                          DAMEN NG and ROGER N. GIMBY,

                                                              OF THE SECOND PART

                                     - and -

                            BROCKER INVESTMENTS LTD.,

                                                               OF THE THIRD PART

                              SHARE SALE AGREEMENT

WHEREAS Brocker Investments Ltd. formed under the laws of the Province of Alberta, is a junior capital pool corporation as defined in the Alberta Securities Commission Policy 4.11;

AND WHEREAS Mike J. Duff, Casey J. O'Byrne, Lionel A. Singleton, Damen Ng and Roger N. Gimby are the Directors of the Corporation and the beneficial owners of the following shares of the Corporation:

          Mike J. Duff                          516,600 Shares
          Casey J. O'Byrne                      516,600 Shares
          Lionel A. Singleton                   516,600 Shares
          Damen Ng                              516,600 Shares
          Roger N. Gimby                        516,600 Shares

AND WHEREAS Edgewell Limited and Talgarth Limited wish to acquire the Shares of the Vendors in the Corporation;

AND WHEREAS in addition to the purchase of the Shares herein contemplated, the Purchasers are prepared to sell to the Corporation all of the issued and outstanding shares of the Alberta Corporation known as CLASSIC PORTRAITS AND DESIGN LTD. pursuant to the terms of a contemporaneous agreement;

NOW THEREFORE WITNESSETH that in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

                           ARTICLE 1 -- DEFINED TERMS

1.1  In the within Agreement:

     (a)  "Agreement" means this instrument and all schedules hereto;

     (b) "Closing Date" means that date contemporaneous with the closing date of the Major Transaction and shall not be later than March 1, 1995;

     (c)  "Corporation" means Brocker Investments Ltd.;

     (d)  "Encumbrances"  means  any  and  all  liens,  charges,   encumbrances,
          hypothecations, pledges, mortgages or adverse claims whatsoever;

     (e) "Escrow Agreement" means the Escrow Agreement among the Corporation, the Vendors and Montreal Trust company of Canada dated November 25, 1993;

     (f) "Major Transaction" has the meaning set out in Alberta Securities Commission Policy 4.11. and Alberta Stock Exchange Circular #7 and means the Agreement for the purchase of the shares of Classic Portraits and Design Ltd. referred to in the fourth recital hereof;

     (g) "Purchasers" means collectively Edgewell Limited and Talgarth Limited being corporations of St. Peter Port, Guernsey, Channel Islands;

     (h) "Shares" means all those issued Shares of the Corporation owned by the Vendors and agreed to be purchased and sold herein as set out in the second recital hereto;

     (i) "Vendors" mean collectively Mike J. Duff, Casey J. O'Byrne, Lionel A. Singleton, Damen Ng and Roger N. Gimby.

1.2 All monetary figures and obligations contained in this Agreement shall refer and be deemed to be in Canadian Dollars.

                             ARTICLE 2 -- SCHEDULES

2.1 The following are the Schedules attached to and in this Agreement by reference and deemed to be a part hereof:

                                       NIL


                      ARTICLE 3 -- PROPERTY TO BE PURCHASED

3.1 The Purchasers shall purchase the Shares of the Vendors at and for the Purchase Price of Seventeen Cents ($0.17) per Share, One Million Three Hundred and Seventeen Thousand Three Hundred and Thirty (1,317,330) Shares to be purchased by Edgewell Limited and One Million Two Hundred and Sixty Five Thousand Six Hundred and Seventy (1,265,670) Shares to be purchased by Talgarth Limited.

                     ARTICLE 4 -- PAYMENT OF PURCHASE PRICE

4.1 The Purchase Price payable to the Vendors for the Shares shall be paid by the payment of FOUR HUNDRED AND THIRTY NINE THOUSAND ONE HUNDRED AND TEN ($439,110.00) DOLLARS as follows:

     (a) by the payment herewith of a non-refundable deposit in the sum of TWENTY FIVE THOUSAND ($25,000.00) DOLLARS. It is understood that this deposit is non-refundable except in those instances where this Agreement or the Major Transaction cannot be completed because of the act, default, negligence or other failure of one of the Vendors;

     (b) the balance of FOUR HUNDRED AND FOURTEEN THOUSAND ONE HUNDRED AND TEN ($414,110.00) DOLLARS on the Closing Date of this Agreement.


                   ARTICLE 5 -- REPRESENTATIONS AND WARRANTIES

5.1 The Vendors represent and warrant to the Purchasers as follows (the Vendors acknowledging that the Purchasers are relying upon such representations and warranties):

     (a) That the Corporation has been duly incorporated under the laws of the Province of Alberta and is in good standing with the Registrar of Corporations for the Province of Alberta, the Alberta Securities Commission and the Alberta Stock Exchange, and all other offices where registration of documentation is required on behalf of the Corporation;

     (b) That the corporate books, records and documents of the Corporation have been fully and duly kept and maintained and contain a complete and accurate record of any and all material matters and proceedings of all shareholders and the Board of Directors and in accordance with good and usual business practice;

     (c) That the Shares being sold pursuant to the terms and conditions of this Agreement are and will be on the Closing Date of this Agreement free and clear of all liens, charges, and encumbrances whatsoever excepting the terms of the Escrow Agreement;

     (d) That all information and statements made and provided in the Information Circular prepared for distribution to the shareholders of the Corporation respecting the requirements of the Alberta Stock Exchange for the purposes of the approval of the Corporation's Major Transaction are accurate, true and complete in all respects as may be material to the affairs of the Corporation and to the shareholders in providing their approval for the said Major Transaction;

     (e)  That  all   information  and  statements  made  and  provided  in  the
          Prospectus of the Corporation dated March 4, 1994, is accurate, true and complete in all material respects;

     (f) That each and every of the warranties provided hereunder shall be true and applicable on and as of the Closing Date.


                       ARTICLE 6 -- CONDITIONS PRECEDENT

6.1 The within agreement shall be subject to the fulfillment of the following conditions precedent:

     (a) The approval of the Alberta Securities Commission and the Alberta Stock Exchange and compliance with Alberta Securities Commission policy 4.11 and other rules, regulations and policies of the Alberta Securities Commission and Alberta Stock Exchange;

     (b) The completion of the Major Transaction by the Corporation and the acquisition of all of the issued and outstanding shares of Classic Portraits and Design Ltd. as proposed in the Information Circular prepared in connection therewith, it being understood and agreed that both transactions are dependent upon the other and will be completed contemporaneously;

     (c) The Purchasers acknowledge and understood that the shares purchased herein shall be held in escrow in accordance with the requirements of the Escrow Agreement and the Alberta Securities Commission.


                       ARTICLE 7 -- CLOSING REQUIREMENTS

7.1 the obligations of the Purchasers to purchase and pay the Purchase Price of the Shares in this Agreement provided shall be subject to the accuracy of the representations, warranties and covenants contained in this Agreement at the Closing Date as if made at the Closing Date and to the satisfaction or fulfillment of the following additional conditions:

     (a) There shall be delivered to the Purchasers at the Closing Date all share certificates evidencing the Vendors' Shares as fully and properly endorsed to the Purchasers as herein set out;

     (b) Each of the Vendors shall at the request of the Purchasers resign as officers and directors of the Corporation;

     (c) Each of the parties shall execute such further affidavits, documents, minutes, transfers, covenants and agreements and do such further acts, deeds and things as may be requisite to give full force and effect to the terms of the within Agreement and completely divest the Vendors from any interest whatsoever in the said Shares of the Corporation.

                    ARTICLE 8 -- SURVIVAL OF REPRESENTATIONS

8.1 The representations and warranties contained in this Agreement shall survive the purchase and sale of the Shares herein provided for and any investigations by the Purchasers, and the transfer of the Shares, and shall remain in full force and effect for the benefit of the Purchasers; PROVIDED HOWEVER, that no claim with respect to the said representations and warranties shall be made by the Purchasers unless written notice thereof has been given to the Vendors prior to the expiry of four years from the Closing Date.

                             ARTICLE 9 -- INDEMNITY

9.1 The Vendors covenant and agree to indemnify and save harmless the Purchasers from and against any and all claims, causes of action, demands, liability, expenses, costs and charges in respect of the inaccuracy, incompleteness, breach or default of any of the representations and warranties of the Vendors contained herein.

                              ARTICLE 10 -- NOTICES

10.1 Any notice or waiver or other documents required or permitted to be given to any of the parties herein shall be in writing and be given by mailing the same, postage paid, or delivering the same to that party at their addresses as hereinafter specified:

     (a) With respect to the Vendors, c/o Casey J. O'Byrne, 2150 Scotia Place, 10060 Jasper Avenue, Edmonton, Alberta T5J 3R8;

     (b) With respect to the Purchasers, c/o Duncan & Craig, Barristers and Solicitors, 2800 Scotia Place, 10060 Jasper Avenue, Edmonton, Alberta T5J 3V9, Attention: W. Gordon Plewes;

     (c) With respect to the Corporation, c/o Gregory R. Harris, Barrister and Solicitor, Suite 1410, 1122 - 4th Street S.W., Calgary, Alberta T2R 1M1.

10.2 Any notice or waiver or direction or other document aforesaid, if delivered, shall be deemed to have been given on the date it was delivered and if mailed, shall be deemed to have been given on the third business day following the date upon which it was mailed.

                          ARTICLE 11 -- TIME OF ESSENCE

11.1 Time is of the essence of the within Agreement.

                           ARTICLE 12 -- COUNTERPARTS

12.1 This Agreement may be executed by the parties in counterpart.

                           ARTICLE 13 - APPLICABLE LAW

13.1 The validity and interpretation of this Agreement and of each clause or part thereof shall be governed by the laws of the Province of Alberta.

                             ARTICLE 14 -- ENUREMENT

14.1 This Agreement shall enure to the benefit of and be binding upon the parties hereto, their respective heirs, executors, administrators, successors, and assigns.

IN WITNESS WHEREOF the parties have hereunto set their hands and seals or affixed their corporate seals duly attested by the proper officers authorized in that behalf as of the day and year first above written.


                                             EDGEWELL LIMITED


                                             PER: /s/  [ILLEGIBLE]
                                                  -----------------------------
                                                  FIDSEC LIMITED
                                                  Secretary

                                             PER: /s/  [ILLEGIBLE]
                                                  -----------------------------
                                                  (corporate seal)



                                             TALGARTH LIMITED

                                             PER: /s/  [ILLEGIBLE]
                                                  -----------------------------
                                                  FIDSEC LIMITED
                                                  Secretary

                                             PER: /s/  [ILLEGIBLE]
                                                  -----------------------------
                                                  (corporate seal)



SIGNED, SEALED AND DELIVERED
in the presence of:

/s/  F. GERIDOCCIO                           /s/  MIKE J. DUFF
---------------------------------            ----------------------------------
WITNESS                                      MIKE J. DUFF


/s/  F. GERIDOCCIO                           /s/  CASEY J. O'BYRNE
---------------------------------            ----------------------------------
WITNESS                                      CASEY J. O'BYRNE


/s/  [ILLEGIBLE]                             /s/  LIONEL A. SINGLETON
---------------------------------            ----------------------------------
WITNESS                                      LIONEL A. SINGLETON


/s/  F. GERIDOCCIO                           /s/  DAMEN NG
---------------------------------            ----------------------------------
WITNESS                                      DAMEN NG


/s/  [ILLEGIBLE]                             /s/  ROGER N. GIMBY
---------------------------------            ----------------------------------
WITNESS                                      ROGER N. GIMBY



                                             BROCKER INVESTMENTS LTD.


                                             PER: /s/  [ILLEGIBLE]
                                                  -----------------------------

                                             PER: /s/  [ILLEGIBLE]
                                                  -----------------------------
                                                  (corporate seal)

                                TALGARTH LIMITED


JLA/LM/jon


06 November 1995


The Directors
Brocker Investments Limited
2150 Scotia Place
Tower One
10060 Jasper Avenue
Edmonton
AB T5J 3RB


Dear Sirs

This letter is to confirm that this company received consideration for the sale of its Broker Investments (NZ) Limited shares at NZ$1.00 per share, for the amount of shares held.

This concludes any claims TALGARTH LIMITED has on Brocker Investments (NZ) Limited.


Yours faithfully


/s/  J L Arklie
---------------------------
J L Arklie
Director



          PO Box 175, Frances House, Sir William Place, St. Peter Port,
                       Guernsey, Channel Islands, GYI 4HQ
   Telephone 01481 723573 Facsimile 01481 711353/715544 Telex 4191637 BACFIDG

                                EDGEWELL LIMITED


JLA/LM/jon

07 November 1995


The Directors
Brocker Investments Limited
2150 Scotia Place
Tower One
10060 Jasper Avenue
Edmonton
AB T5J 3RB


Dear Sirs

This letter is to confirm that this company received consideration for the sale of its Broker Investments (NZ) Limited shares at NZ$1.00 per share, for the amount of shares held.

This concludes any claims EDGEWELL LIMITED has on Brocker Investments (NZ) Limited.


Yours faithfully


/s/  I M Burns
---------------------------
I M Burns
Director



          PO Box 175, Frances House, Sir William Place, St. Peter Port,
                       Guernsey, Channel Islands, GYI 4HQ
   Telephone 01481 723573 Facsimile 01481 711353/715544 Telex 4191637 BACFIDG

Minutes


                                EDGEWELL LIMITED




                    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY HELD AT FRANCES HOUSE, SIR WILLIAM PLACE, ST PETER PORT, GUERNSEY ON 10 NOVEMBER 1994.

PRESENT:            Mr J L Arklie
                    Mr I M Burns

CHAIRMAN:           Mr J L Arklie was elected to the Chair

MINUTES: The Minutes of the previous Meeting had been circulated, approved and signed.

QUORUM: The Chairman confirmed a quorum and declared the Meeting open.

SHARE SALE
AGREEMENT:          The  Chairman  tabled to the Meeting a Share Sale  Agreement
                    (the  Agreement)   between  Edgewell  Limited  and  Talgarth
                    Limited (the Purchasers);  Messrs M J Duff, C J O'Byrne, L A
                    Singleton, D Ng and Roger N Gimby (the Vendors), and Brocker
                    Investments Limited (Brocker) whereby the Purchasers wished to acquire the shares of Brocker held by the Vendors.

                    In addition to the purchase of the shares referred to above the Purchasers are prepared to sell to Brocker all of the issued and outstanding shares of an Alberta Corporation known as Classic Portraits and Design Limited, pursuant to the terms of a contemporaneous agreement.

                    After due discussion and on a motion proposed and duly seconded, IT WAS RESOLVED that the company would accept the terms and conditions of the Agreement and IT WAS FURTHER RESOLVED that the Common Seal of the Company be affixed to the document and that J L Arklie as Director and L N J Morris as Authorised Signatory of Fidsec Limited, Corporate Secretary, be authorised to sign the said Agreement.

ANY OTHER
BUSINESS:           There being no further  business  the  Meeting was  declared closed.


----------------------------------------
           CERTIFIED TRUE COPY
     FIDSEC LTD -- COMPANY SECRETARY

/s/ [ILLEGIBLE]          /s/ [ILLEGIBLE]
---------------          ---------------
  AUTHORISED               AUTHORISED
  SIGNATORY                SIGNATORY
----------------------------------------

Minutes


                                TALGARTH LIMITED




                    MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF THE COMPANY HELD AT FRANCES HOUSE, SIR WILLIAM PLACE, ST PETER PORT, GUERNSEY ON 10 NOVEMBER 1994.

PRESENT:            Mr J L Arklie
                    Mr I M Burns

CHAIRMAN:           Mr I M Burns was elected to the Chair.

MINUTES: The Minutes of the previous Meeting had been circulated, approved and signed.

QUORUM: The Chairman confirmed a quorum and declared the Meeting open.

SHARE SALE
AGREEMENT:          The  Chairman  tabled to the Meeting a Share Sale  Agreement
                    (the  Agreement)   between  Edgewell  Limited  and  Talgarth
                    Limited (the Purchasers)  Messrs M J Duff, C J O'Byrne,  L A
                    Singleton, D Ng and Roger N Gimby (the Vendors), and Brocker
                    Investments Limited (Brocker) whereby the Purchasers wished to acquire the shares of Brocker held by the Vendors.

                    In addition to the purchase of the shares referred to above the Purchasers are prepared to sell to Brocker all of the issued and outstanding shares of an Alberta Corporation known as Classic Portraits and Design Limited, pursuant to the terms of a contemporaneous agreement.

                    After due discussion and on a motion proposed and duly seconded, IT WAS RESOLVED that the company would accept the terms and conditions of the Agreement and IT WAS FURTHER RESOLVED that the Common Seal of the Company be affixed to the document and that I M Burns as Director and J F Thompson as Authorised Signatory of Fidsec Limited, Corporate Secretary, be authorised to sign the said Agreement.

ANY OTHER
BUSINESS:           There being no further  business  the  Meeting was  declared closed.


----------------------------------------
           CERTIFIED TRUE COPY
     FIDSEC LTD -- COMPANY SECRETARY

/s/ [ILLEGIBLE]          /s/ [ILLEGIBLE]
---------------          ---------------
  AUTHORISED               AUTHORISED
  SIGNATORY                SIGNATORY
----------------------------------------